UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2019

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On November 20, 2019, Benefit Street Partners Realty Trust, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Investor committed to purchase $2,000,000 of shares (the aggregate shares to be purchased, the “Shares”) of the Company’s Series C convertible preferred stock, $0.01 par value (the “Preferred Stock”), in a transaction that is expected to close on December 6, 2019.

The Purchase Agreement provides that the purchase price for the Shares shall be equal to $5,000 per share plus accrued dividends, which is the initial liquidation preference per share of the Preferred Stock as set forth in the articles supplementary for the Preferred Stock (the “Articles Supplementary”). The terms of the Purchase Agreement are similar to those of previous agreements pursuant to which the Company has sold shares of its Series A Convertible preferred stock, $0.01 par value.

The Investor has agreed with the Company’s external manager, Benefit Street Partners L.L.C. (the “Advisor”) not to sell or otherwise transfer any Common Stock received upon the conversion of the Shares in connection with a Liquidity Event (as defined in the Articles Supplementary), without the consent of the Advisor, prior to one year after such Liquidity Event, subject to certain exceptions.

This offering is not registered under the Securities Act of 1933, as amended (the “Securities Act”) and is being made pursuant to the exemption provided by Section 4(a)(2) of the Securities Act and certain rules and regulations promulgated thereunder. The Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company intends to use the net proceeds to originate and acquire additional commercial real estate debt investments for the Company and for working capital and other general corporate purposes of the Company.

A summary of the material terms of the Purchase Agreement and the Preferred Stock is contained in Item 3.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2019, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: November 26, 2019